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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 December 6, 1996
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           AVIC Group International, Inc.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware               0-22520              52-1989122
     ---------------          -----------         ------------------
     (State or other          (Commission         (IRS Employer
     jurisdiction of          file Number)        Identification No.)
     incorporation or
     organization)



                              599 Lexington Avenue
                                   44th Floor
                            New York, New York 10022
                            ------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 319-9160
                                                    --------------

                                 with copies to:

                              Jeffrey P. Berg, Esq.
                               Matthias & Berg LLP
                             515 South Flower Street
                                    Suite 700
                          Los Angeles, California 90071
                                Tel: 213-895-4200

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     As of December 6, 1996, the Company determined to engage Deloitte & Touche LLP, as the Company's independent certified accountants to replace Singer Lewak Greenbaum & Goldstein LLP, whose report with respect to the Company's financial statements for the fiscal years ended March 31, 1996 and 1995, has been included in the Company's Form 10-KSB for the fiscal year ended March 31, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                   AVIC GROUP INTERNATIONAL, INC.




Dated: December 10, 1996           By: /s/ Joseph R. Wright, Jr.
                                       ---------------------------
                                       Joseph R. Wright, Jr.
                                       Chief Executive Officer


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